Restricted Net Assets - Summary of Movement of Statutory Reserve (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Beginning Balance	$ (125,650)	$ 73,698	$ (29,263)
Transferred from retained earnings		0
Ending Balance	475,131	(125,650)	73,698
Statutory Reserves [Member]
Beginning Balance	46	33	16
Transferred from retained earnings	0	13	17
Ending Balance	$ 46	$ 46	$ 33